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                                                             Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-68771) of HCC Insurance Holdings, Inc. of our report dated June 15, 1999 relating to the financial statements of the HCC Insurance Holdings 401(k) Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP
Hartford, Connecticut
June 25, 1999